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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported)  September 15, 1997


                                AIRSENSORS, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


         0-16115                                        91-1039211
------------------------                    ----------------------------------
(Commission File Number)                     (IRS Employer Identification No.)


16804 Gridley Place, Cerritos, CA                                  90703
-------------------------------------------------------------------------------
(Address of Principal Executive Offices)                         (Zip Code)


                                 (562) 860-6666
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS

     Effective September 15, 1997 AirSensors, Inc. changed its name to IMPCO Technologies, Inc. The trading symbol for the Common Stock has been changed from ARSN to IMCO and the trading symbol for the Common Stock Purchase Warrants has been changed from ARSNW to IMCOW.



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AIRSENSORS, INC.
                                        ---------------------------------------
                                                 (Registrant)


Date      September 11, 1997                 /s/ Thomas M. Costales
     -----------------------            --------------------------------------
                                        Thomas M. Costales
                                        Chief Financial Officer and Treasurer


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